SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8 - K


                                 Current Report
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) : May 15, 2002


                               CALPROP CORPORATION
             (Exact name of registrant as specified in its charter)


         California                       1-6844                 95-4044835
-------------------------------   -----------------------    -------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

13160 Mindanao Way, Suite 180, Marina Del Rey, California            90292
---------------------------------------------------------        -------------
(Address of principal executive offices)                           (Zip Code)

   (Registrant's telephone number, including area code)  (310) 306-4314
                                                       ------------------

                                 Not Applicable
     (Former name, former address and former fiscal year, if changed since last report.)

ITEM 5.   OTHER EVENTS.

     On May 15, 2002, Calprop Corporation issued a press release announcing its results of operations for the quarter ended March 31, 2002 and discussing certain other matters. The press release is filed as an exhibit hereto.

ITEM 7.   EXHIBITS.

     The following exhibits are filed with this current report on Form 8 - K:

     Exhibit No.             Description
     -----------             -----------
         99       Press Release dated May 15, 2002 issued by Calprop Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       CALPROP CORPORATION

                   By: /s/ Mark F. Spiro                          .
                       -------------------------------------------
                       Mark F. Spiro
                       Vice President/Secretary/Treasurer
                       (Chief Financial and Accounting Officer)
                       May 15, 2002


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

FOR IMMEDIATE RELEASE
Wednesday, May 15, 2002

                      CALPROP REPORTS FIRST QUARTER RESULTS

              Company Reports Net Loss of $267,446 in First Quarter

Marina Del Rey, CA, May 15, 2002 -- Calprop Corporation (OTCBB:CLPO), a California and Colorado home builder, in reporting financial results for the three month period ended March 31, 2002, today reported net loss from operations for the three month period ended March 31, 2002.

         "For the three month period ended March 31, 2002, Calprop incurred a net loss of $267,446. Although remaining robust, our backlog decreased to $45,470,000 on 119 units, down 13.8% from $52,780,000 on 133 units a year ago.
Presently, Calprop is developing nine projects as compared to the same number of projects at this time a year ago. Both the backlog and projects under development are the basis for continued anticipated profitability," said Victor Zaccaglin, Calprop's chairman and chief executive officer.

         For the first quarter, Calprop's revenues were $21.3 million, a decrease of $2,379,866 or 10.1% from $23.7 million of revenues in the first quarter a year ago. Income from development operations was $94,774 for the first quarter compared to income of $2,045,837 in the same quarter a year ago. Net losses for the first quarter of 2002 was $267,446 or ($0.03) per share on 10,254,005 weighted average shares and common stock equivalents, compared with net income of $1,344,177 or $0.13 per share on 10,416,375 weighted average shares and common stock equivalents, in the same quarter a year ago. "The decrease in results was due primarily to a slow down in sales volume and increases in direct construction costs, marketing and sales incentives, production overhead and interest costs. Both the "9/11" atrocity and the collapse of the "Dot-com" industry had a deleterious impact on sales in the last half of 2001 upon our flagship, Parc Metropolitan, located in the Silicon Valley," explained Victor Zaccaglin.

         Calprop Corporation, based in Marina Del Rey, California, builds quality homes in some of the most desirable communities in both Northern and Southern California and Colorado. The Company's common stock is traded on the OTCBB under the symbol CLPO.

         For additional information:
         contact:                                    Mark F. Spiro, calprop.com
         email:                                      mspiro@calprop.com

                                 (Tables Follow)


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


                               CALPROP CORPORATION
                           CONSOLIDATED BALANCE SHEETS

                                     ASSETS
                                   (Unaudited)

                                                                   March 31, 2002              December 31, 2001
                                                                    (Unaudited)
                                                                  ----------------           -------------------
Real estate development                                                $80,595,843                   $88,789,252

Other assets:
  Cash and cash equivalents                                              1,966,257                     2,079,471
  Deferred tax assets                                                    5,884,941                     6,535,343
  Other assets                                                             951,014                       774,882
  Receivable from affiliates                                             1,046,448                       788,752
                                                                  ----------------           -------------------
     Total other assets                                                  9,848,660                    10,178,448
                                                                  ----------------           -------------------

                                                                  ----------------           -------------------
     Total assets                                                      $90,444,503                   $98,967,700
                                                                  ================           ===================

                                                 LIABILITIES AND STOCKHOLDERS' EQUITY

Trust deeds and notes payable                                           $47,585,175                  $51,990,779
Related party notes                                                      23,615,458                   26,219,560
                                                                  -----------------             ----------------
     Total trust deeds and notes payable                                 71,200,633                   78,210,339
Accounts payable and accrued liabilities                                  4,079,138                    5,334,450
Warranty reserves                                                           658,242                      670,115
                                                                  -----------------             ----------------
     Total liabilities                                                   75,938,013                   84,214,904
                                                                  -----------------             ----------------

Stockholders' equity:
Common stock, no par value
 Authorized -  20,000,000 shares
 Issued and outstanding - 10,254,005 shares at
 March 31, 2002 and December 31, 2001, respectively                      10,254,005                  10,254,005
     Additional paid-in capital                                          25,845,986                  25,845,986
     Deferred Compensation                                                  (51,000)                    (51,000)
     Stock Purchase Loans                                                  (516,039)                   (537,179)
     Accumulated deficit                                                (21,026,462)                (20,759,016)
                                                                  -----------------            ----------------
     Total stockholders' equity                                          14,506,490                  14,752,796
                                                                  -----------------            ----------------

                                                                  -----------------            ----------------
     Total liabilities and stockholders' equity                         $90,444,503                 $98,967,700
                                                                  =================            ================

                                    - more -


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

                               CALPROP CORPORATION

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                             Three Months Ended
                                                                                  March 31,
                                                                  ------------------------------------------
                                                                       2002                       2001
                                                                  ---------------            ---------------
Development operations:
  Real estate sales                                                   $21,292,270               $23,672,136
  Cost of real estate sales                                            21,197,496                21,626,299
                                                                  ---------------            --------------
Income from development operations                                         94,774                 2,045,837

Loss from investment in real estate venture                               (75,769)                       --

Other income:
  Interest and miscellaneous                                               62,048                    33,183
  Management fee                                                          207,182                        --
                                                                  ---------------            --------------
Total other income                                                        269,230                    33,183
                                                                  ---------------            --------------

Other expenses:
  General and administrative expenses                                     555,446                   734,843
  Interest expense                                                             --                        --
                                                                  ---------------            --------------
Total other expenses                                                      555,446                   734,843
                                                                  ---------------            --------------

Minority interests                                                            235                        --
                                                                  ---------------            --------------

(Loss) income before provision for income taxes                          (267,446)                1,344,177
Provision for income taxes                                                     --                        --
                                                                  ---------------            --------------
Net (loss) income                                                       ($267,446)               $1,344,177
                                                                  ===============            ==============

Basic and diluted net (loss) income per share                              $(0.03)                    $0.13
                                                                           ======                     =====

Weighted average number of common shares and
     common stock equivalents adjusted for stock dividends             10,254,005                10,416,375

Units
     Single family homes                                                       23                        29
     Townhomes                                                                 35                        39
                                                                               --                        --
Total                                                                          58                        68

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